-
-
Financial results and company highlights
Financial results and company highlights
-
-
First quarter and fiscal year 2014 outlook
First quarter and fiscal year 2014 outlook
Fourth
Fourth
Quarter
Quarter
Fiscal
Fiscal
2013
2013
Performance
Performance
–
–
September
September
28,
28,
2013
2013
Exhibit 99.3

This presentation contains forward-looking information that involves risks and uncertainties, including statements about the Company’s plans, objectives, expectations and intentions. Such statements include, without limitation: financial or other information included herein based upon or otherwise incorporating judgments or estimates relating to future performance, events or expectations; the Company’s strategies, positioning, resources, capabilities, and expectations for future performance; and the Company's outlook and financial and other guidance. These forward-looking statements are based upon assumptions made by the
Company as of the date hereof and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those anticipated.
Risks and uncertainties that could adversely affect the Company’s business and prospects, and otherwise cause actual results to differ materially from those anticipated, include without limitation: the ability of the Company to successfully manage recent and ongoing leadership and organizational changes, including the ability of the Company to attract, motivate and retain key employees; U.S., European and general worldwide economic conditions and related uncertainties; the
Company’s reliance on third-party reimbursement policies to support the sales and market acceptance of its products, including the possible adverse impact of government regulation and changes in the availability and amount of reimbursement and uncertainties for new products or product enhancements; uncertainties regarding the recently enacted or future healthcare reform legislation, including associated tax provisions, or budget reduction or other cost containment efforts;
changes in guidelines, recommendations and studies published by various organizations that could affect the use of the Company’s products; uncertainties inherent in the development of new products and the enhancement of existing products, including FDA approval and/or clearance and other regulatory risks, technical risks, cost overruns and delays; the risk that products may contain undetected errors or defects or otherwise not perform as anticipated; risks associated with strategic alliances and the ability of the Company to realize anticipated benefits of those alliances; risks associated with acquisitions, including without limitation, the
Company’s ability to successfully integrate acquired businesses, the risks that the acquired businesses may not operate as effectively and efficiently as expected even if otherwise successfully integrated, the risks that acquisitions may involve unexpected costs or unexpected liabilities, including the risks and challenges associated with the Company’s recent acquisition of Gen-Probe and operations in China; the risks of conducting business internationally, including the effect of exchange rate fluctuations on those operations; manufacturing risks, including the Company’s reliance on a single or limited source of supply for key components, and the need to comply with especially high standards for the manufacture of many of its products; the Company’s ability to predict accurately the demand for its products, and products under development, and to develop strategies to address its markets successfully; the early stage of market development for certain of the
Company’s products; the Company’s leverage risks, including the Company’s obligation to meet payment obligations and financial covenants associated with its debt; risks related to the use and protection of intellectual property; expenses, uncertainties and potential liabilities relating to litigation, including, without limitation, commercial, intellectual property, employment and product liability litigation; technical innovations that could render products marketed or under development by the Company obsolete; competition; and the Company’s ability to attract and retain qualified personnel.
The risks included above are not exhaustive. Other factors that could adversely affect the company's business and prospects are described in the filings made by the
Company with the SEC. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements presented herein to reflect any change in expectations or any change in events, conditions or circumstances on which any such statements are based.
Hologic, Adiana, Aptima, fFn, Gen-Probe, MammoSite, Mini C-Arm, MyoSure, NovaSure, and Panther and associated logos, as may be used throughout this presentation, are trademarks and/or registered trademarks of Hologic, Inc. and/or its subsidiaries in the United States and/or other countries.
Safe Harbor Statement

Q4 FY 2013 Overview
Key Performance Metrics
Key Performance Metrics
Q4 FY 2013
Q4 FY 2013
Revenues*
Revenues of $622.1 million
• Revenues up $33.6 million, or 5.7%, vs. Q4’12 1 (and up $21.9 million or 3.7% vs.
Q4’12 non-GAAP revenues)
• Revenues down $(4.0) million, or (0.6)%, vs. Q3’13
Net Income*
GAAP net loss of $1.1 billion and
non-GAAP net income of $107.6 million
• Non-GAAP net income up $9.3 million, or 9.4%, vs. Q4’12
• Non-GAAP net income up $4.4 million, or 4.3%, vs. Q3’13
• GAAP net loss includes a $1.1 billion goodwill impairment charge
Adjusted EBITDA*
$231.4 million
• Up $21.4 million, or 10.2%, vs. Q4’12
• Up $4.0 million, or 1.7%, vs. Q3’13

1 On a constant currency basis, total revenues would have increased to $621.4M*, or 5.6% compared to Q4’12. The constant currency revenue amount for Q4’13 is a non-GAAP number that reflects what revenues in that quarter would have been had the Company applied the foreign currency exchange rates it used for determining its revenues in Q4’12.
* See the definition of the non-GAAP financial measures and the reconciliation of those measures to the comparable GAAP financial measures on pages 5-13 of this presentation.
Quarter Ended September 28, 2013 (unaudited)
Quarter Ended September 28, 2013 (unaudited)

Q4 FY 2013 Financial Performance
* See the definition of the non-GAAP financial
measures and the reconciliation of those measures
to the comparable GAAP financial measures on
pages 5-13 of this presentation.
GAAP NON-GAAP*
$s in millions,
except EPS
Q4’13 Q4’12 Change Q3’13 Change Q4’13 Q4’12 Change Q3’13 Change
Revenues $622.1 $588.5 5.7% $626.1 (0.6)% $622.1 $600.2 3.7% $626.1 (0.6)%
Gross Margins 46.7% 46.6% 10 bps 49.5% (280) bps 61.5% 62.2% (70) bps 62.4% (90) bps
Operating Expenses $1,326.8 $318.0 nmf $248.6 nmf $174.9 $186.6 (6.3)% $185.0 (5.4)%
Pre-Tax (Loss) Income $(1,104.9) $(98.0) nmf $(6.9) nmf $158.3 $149.0 6.2% $151.8 4.3%
Net (Loss) Income $(1,113.9) $(77.8) nmf $(11.0) nmf $107.6 $98.3 9.4% $103.2 4.3%
Diluted EPS $(4.11) $(0.29) nmf $(0.04) nmf $0.39 $0.37
$0.02
$0.38
$0.01

Note: nmf denotes “not meaningful”
GAAP costs and expenses include:
Stock-based compensation- $10.4M, $14.2M and $10.8M in Q4’13, Q4’12 and Q3’13, respectively
Goodwill Impairment charge of $1.1 billion
Quarter Ended September 28, 2013 (unaudited)
Quarter Ended September 28, 2013 (unaudited)

Reconciliation of GAAP to Non-GAAP (unaudited)

Three Months Ended Three Months Ended
September 28, 2013 September 28, 2013 September 29, 2012 September 29, 2012 June 29, 2013 June 29, 2013
REVENUES
GAAP revenues $622,118 $588,548 $626,136
Adjustments related to Novartis collaboration - 11,606 -
Non-GAAP revenues $622,118 $622,118
$600,154 ¹
$626,136 $626,136
EARNINGS PER SHARE
GAAP loss per share - Diluted $(4.11) $(0.29) $(0.04)
Adjustments to net loss (as detailed below) 4.50 0.66 0.42
Non-GAAP earnings per share - Diluted
$0.39²
$0.37 ²
$0.38²
GROSS MARGINS
GAAP gross margins $290,631 $274,317 $309,758
Adjustments:
Contingent revenue from Novartis collaboration - 11,606 -
Amortization of intangible assets 80,885 66,072 75,990
Fair value write-up of acquired inventory sold - 19,918 -
Fair value adjustment to depreciation expense 1,741 1,203 1,771
Impairment of intangible assets - - 1,714
Acquisition and integration-related costs 7,993 612 1,268
Other 1,308 (427) -
Non-GAAP gross margins $382,558 $382,558 $373,301 $373,301 $390,501 $390,501
GROSS MARGIN PERCENTAGE
GAAP gross margin percentage 46.7% 46.6% 49.5%
Impact of adjustments above 14.8% 15.6% 12.9%
Non-GAAP gross margin percentage 61.5% 61.5% 62.2% 62.2% 62.4% 62.4%
Continued on next page
In thousands, except earnings per share In thousands, except earnings per share

In thousands, except earnings per share In thousands, except earnings per share

Three Months Ended Three Months Ended
September 28, 2013 September 28, 2013 September 29, 2012 September 29, 2012 June 29, 2013 June 29, 2013
OPERATING EXPENSES
GAAP operating expenses $1,326,836 $318,020 $248,606
Adjustments:
Amortization of intangible assets (26,726) (24,832) (28,678)
Contingent consideration 465 (40,399) (22,072)
Acquisition and integration-related costs (2,979) 4 (37,901) 4 (4,660) 4
Restructuring and divestiture charges (9,720) (16,687) (6,690)
Impairment of goodwill (1,117,369) (5,826) -
In-process research and development - (4,500) -
Fair value adjustment to depreciation expense (1,329) 4 (1,300) 4 (1,338) 4
Litigation benefit 5,721 - -
Other - (12) (214)
Non-GAAP operating expenses $174,899 $174,899 $186,563 $186,563 $184,954 $184,954
INTEREST EXPENSE
GAAP interest expense $65,783 $56,673 $67,162
Adjustments:
Non-cash interest expense relating to convertible notes (11,829) (16,514) (11,638)
Debt transaction costs (1,055) - -
Non-GAAP interest expense $52,899 $52,899 $40,159 $40,159 $55,524 $55,524
PRE-TAX INCOME
GAAP pre-tax loss $(1,104,937) $(97,964) $(6,923)
Adjustments to pre-tax loss as detailed above 1,256,748 246,955 156,033
Debt extinguishment loss 5,962 - -
Other 500 - 2,701
Non-GAAP pre-tax income $158,273 $158,273 $148,991 $148,991 $151,811 $151,811
NET INCOME
GAAP net loss $(1,113,902) $(77,767) $(10,950)
Adjustments to pre-tax loss as detailed above 1,263,210 246,955 158,734
Income tax effect of reconciling items
(41,682)³
(70,854)³
(44,553)³
Non-GAAP net income $107,626 $107,626 $98,334 $98,334 $103,231 $103,231
EBITDA
Non-GAAP net income $107,626 $98,334 $103,231
Interest expense, net, not adjusted above 52,368 39,766 55,220
Provision for income taxes 50,647 50,657 48,580
Depreciation expense, not adjusted above 20,782 21,241 20,427
Adjusted EBITDA $231,423 $231,423 $209,998 $209,998 $227,458 $227,458
Reconciliation of GAAP to Non-GAAP (unaudited)
Continued on next page

Reconciliation of GAAP to Non-GAAP (unaudited)

Year Ended Year Ended
September 28,2013 September 28,2013 September 29, 2012 September 29, 2012
REVENUES
GAAP revenues $2,492,279 $2,002,652
Net adjustments primarily related to Novartis collaboration 19,704 11,606
Non-GAAP revenues
$2,511,983¹
$2,014,258¹
EARNINGS PER SHARE
GAAP loss per share - Diluted $(4.36) $(0.28)
Adjustments to net (loss) income (as detailed below) 5.86 1.66
Non-GAAP earnings per share - Diluted
$1.50²
$1.38²
GROSS MARGINS
GAAP gross margins $1,161,388 $994,437
Adjustments:
Contingent revenue from Novartis collaboration and other, net 19,704 11,606
Amortization of intangible assets 307,895 201,864
Fair value write-up of acquired inventory sold 52,397 19,918
Fair value adjustment to depreciation expense 7,100 1,203
Impairment of intangible assets 1,714 -
Acquisition and integration-related costs 11,868 800
Adiana closure costs - 19,064
Other 1,308 -
Non-GAAP gross margins $1,563,374 $1,563,374 $1,248,892 $1,248,892
GROSS MARGIN PERCENTAGE
GAAP gross margin percentage 46.6% 49.7%
Impact of adjustments above 15.6% 12.3%
Non-GAAP gross margin percentage 62.2% 62.2% 62.0% 62.0%
Continued on next page
In thousands, except earnings per share In thousands, except earnings per share

Year Ended Year Ended
September 28, 2013 September 28, 2013 September 29, 2012 September 29, 2012
OPERATING EXPENSES
GAAP operating expenses $2,067,670 $880,720
Adjustments:
Amortization of intangible assets (112,597) (72,036)
Contingent consideration (91,320) (119,497)
Acquisition and integration-related costs (17,984) 4 (44,305) 4
Restructuring and divestiture charges (32,805) (17,036)
Impairment of goodwill (1,117,369) (5,826)
Gain on sale of intellectual property, net 53,884 12,424
Fair value adjustment to depreciation expense (4,957) 4 (1,300) 4
Litigation benefit 8,584 -
In-process research and development - (4,500)
Other - (931)
Non-GAAP operating expenses $753,106 $753,106 $627,713 $627,713
INTEREST EXPENSE
GAAP interest expense $281,075 $140,287
Adjustments:
Non-cash interest expense relating to convertible notes (52,732) (68,532)
Debt transaction costs (7,469) -
Other - (528)
Non-GAAP interest expense $220,874 $220,874 $71,227 $71,227
OTHER INCOME, NET
GAAP other income, net $3,605 $7,256
Cost method investment loss 4,466 -
Other 301 -
Non-GAAP other income, net $8,372 $8,372 $7,256 $7,256
PRE-TAX INCOME
GAAP pre-tax loss $(1,192,961) $(61,661)
Adjustments to pre-tax loss as detailed above 1,781,518 576,522
Debt extinguishment loss 9,209 42,347
Non-GAAP pre-tax income $597,766 $597,766 $557,208 $557,208
NET INCOME
GAAP net loss $(1,172,838) $(73,634)
Adjustments to pre-tax loss as detailed above 1,790,727 618,869
Income tax effect of reconciling items (211,408) 3 (177,478) 3
Non-GAAP net income $406,481 $406,481 $367,757 $367,757
EBITDA
Non-GAAP net income $406,481 $367,757
Interest expense, net, not adjusted above 219,572 68,887
Provision for income taxes 191,285 189,451
Depreciation expense, not adjusted above 80,825 69,348
Adjusted EBITDA $898,163 $898,163 $695,443 $695,443
Reconciliation of GAAP to Non-GAAP (unaudited)
Continued on next page
In thousands, except earnings per share In thousands, except earnings per share

Reconciliation of GAAP to Non-GAAP (unaudited)
Footnotes:
1
To primarily reflect a fair value adjustment recorded in purchase accounting relating to contingent revenue earned and received under the Novartis collaboration post acquisition, which was eliminated under purchase accounting.
2
Non-GAAP earnings per share was calculated based on: 273,925; 268,106; and 272,531 weighted average diluted shares outstanding for the three months ended September 28, 2013, September 29, 2012, and June 29, 2013, respectively, and
271,869 and 266,795 weighted average diluted shares outstanding for the years ended September 28, 2013 and
September 29, 2012, respectively.
3
To reflect an annual effective tax rate of 32.0%, 34.0% and 32.0% on a non-GAAP basis for the three months ended
September 28, 2013, September 29, 2012, and June 29, 2013, respectively, and 32.0% and 34.0% on a non-GAAP basis for the years ended September 28, 2013 and September 29, 2012, respectively.
4
The breakdown of this expense by P&L line item is as follows:
Three Months Ended Three Months Ended Year Ended Year Ended
September 28, 2013 September 28, 2013 September 29, 2012 September 29, 2012 June 29, 2013 June 29, 2013 September 28, 2013 September 28, 2013 September 29, 2012 September 29, 2012
Acquisition-related costs
R&D $686 $805 $1,337 $4,684 $1,038
S&M 600 691 1,229 4,873 725
G&A 1,693 36,405 2,094 8,427 42,542
Total OpEx $2,979 $37,901 $4,660 $17,984 $44,305
COGS 7,993 612 1,268 11,868 800
Total Adjustment $10,972 $38,513 $5,928 $29,852 $45,105
Fair value adjustment for
depreciation expense
R&D $431 $293 $434 $1,741 $293
S&M 65 44 66 262 44
G&A 833 963 838 2,954 963
Total OpEx $1,329 $1,300 $1,338 $4,957 $1,300
COGS 1,741 1,203 1,771 7,100 1,203
Total Adjustment $3,070 $2,503 $3,109 $12,057 $2,503
In thousands, except tax rates In thousands, except tax rates

Overview of Operating Cash Flow and
Return on Invested Capital
¹ Adjustments for OCF include contingent consideration paid for acquisition.
² Average net debt and stockholders’ equity during the period.
³ For 2013, calculated inclusive of impairment charge; stockholders’ equity and ROIC are $3.0B and 7.6%, respectively, excluding impairment charge.
Operating Cash Flow (OCF) Return on Invested Capital (ROIC)
• Measures the cash flow available for
deleveraging, shareholder return and
incremental investment in the business
• Hologic uses operating cash flow for
evaluating and executing on its
deleveraging and capital return objectives
• Measures the after-tax returns generated by
the company relative to the total invested
capital base (equity and debt)
• Hologic uses ROIC for evaluating investment
decisions relative to cost of capital and as a
key element of Hologic’s performance-based
executive compensation plan
OCF = CFO + Adj. (1) ROIC = NOPAT / (Net debt + S/H Equity)
FY13
Results
$630.8M 8.26%
• Key building blocks:
– Cash flow from operations (CFO)
– Non-operating adjustments¹ (Adj.)
• Key building blocks
– Net operating profit after tax (NOPAT)
– Net debt²
– Stockholders’ equity (S/H Equity) ²
,
³

Year Ended Year Ended
September 28, 2013 September 28, 2013
NET OPERATING PROFIT AFTER TAX (NON-GAAP)
Non-GAAP net income $406,481
Provision for income taxes 191,285
Non-GAAP interest expense 220,874
Non-GAAP other income (8,372)
Adjusted net operating profit before tax (Non-GAAP) $810,268 $810,268
Non-GAAP effective tax rate 32.0%
Adjusted net operating profit after tax (Non-GAAP) $550,982 $550,982
AVERAGE NET DEBT PLUS AVERAGE STOCKHOLDER'S EQUITY
Average cash, cash equivalents and restricted cash $(697,765)
Average total debt 4,920,762
Average stockholder’s equity 2,451,272
Average net debt plus average stockholder's equity $6,674,269 $6,674,269
ADJUSTED ROIC
Adjusted ROIC (adjusted net operating profit after tax above divided by average net debt plus S/E above) 8.26% 8.26%
AVERAGE NET DEBT PLUS AVERAGE STOCKHOLDER'S EQUITY (PRE-IMPAIRMENT CHARGE)
Average cash, cash equivalents and restricted cash $(697,765)
Average total debt 4,920,762
Average stockholder’s equity (pre-impairment charge) 3,009,957
Average net debt plus average stockholder's equity (pre-impairment charge) $7,232,954 $7,232,954
ADJUSTED ROIC (PRE-IMPAIRMENT CHARGE)
Adjusted ROIC (pre-Impairment charge) 7.62% 7.62%
Return on Invested Capital (unaudited)
In thousands In thousands

Year Ended
	September 28, 2013
ADJUSTED NET CASH PROVIDED BY OPERATING ACTIVITIES	
Net cash provided by operating activities (GAAP)	$493,822
Contingent consideration paid for acquisitions (GAAP, within operating activities)	137,000
Adjusted net cash provided by operating activities (OCF) (1)	$630,822
ADJUSTED NET CASH PROVIDED BY OPERATING ACTIVITIES- BEFORE INTEREST ON NEW DEBT	
Net cash provided by operating activities (GAAP)	$493,822
Contingent consideration paid for acquisitions (GAAP, within operating activities)	137,000
Interest on new debt	148,320
Capital expenditures	(85,205)
Adjusted net cash provided by operating activities (Former OCF) (2)	$693,937

HOLOGIC®

Operating Cash Flow (unaudited)
(1) Operating cash flow represents operating cash flow within operating activities, but before Investing/Financing Activities (which include capital expenditures).
(2) Former operating cash flow represents operating cash flow within operating activities, including capital expenditures, and excluding interest paid on debt acquired in Fiscal 2012.
In thousands In thousands

Hologic has presented the following non-GAAP financial measures in this presentation: revenues; net income; EPS; and adjusted EBITDA. Hologic defines its non-GAAP revenues to primarily include contingent revenue earned under the Novartis collaboration post-acquisition which was eliminated under purchase accounting. Hologic defines adjusted EBITDA as its non-GAAP net income plus net interest expense, income taxes, and depreciation and amortization expense included in its non-GAAP net income. Hologic defines its non-GAAP net income and EPS to exclude: (i) the amortization of intangible assets; (ii) acquisition-related charges and effects, such as charges for contingent consideration (comprised of (a)
adjustments for changes in the fair value of the contingent consideration liabilities initially recorded as part of the purchase price of an acquisition as required by GAAP, and (b) contingent consideration that is tied to continuing employment of the former shareholders and employees which is recorded as compensation expense), transaction costs, integration costs including retention, and credits and/or charges associated with the write-up of acquired inventory and fixed assets to fair value, and the effect of a reduction in revenue primarily related to contingent revenue under the
Novartis collaboration, described above; (iii) non-cash interest expense related to amortization of the debt discount for convertible debt securities;
(iv) restructuring and divestiture charges; (v) non-cash extinguishment losses and debt transaction costs; (vi) litigation settlement charges (benefits);
(vii) other-than-temporary impairment losses on investments; and (viii) other one-time, nonrecurring, unusual or infrequent charges, expenses or gains that may not be indicative of the Hologic’s core business results; and include income taxes related to such adjustments.
Hologic believes the use of non-GAAP revenues is useful to investors as it eliminates certain effects of purchase accounting on its recognition of revenue. Hologic believes the use of non-GAAP net income is useful to investors by eliminating certain of the more significant effects of its acquisitions and related activities, non-cash charges resulting from the application of GAAP to convertible debt instruments with cash settlement features, charges related to debt extinguishment losses, investment impairments, litigation settlements, and restructuring and divestiture initiatives.
These non-GAAP measures also reflect how Hologic manages its businesses internally. In addition to the adjustments set forth in the calculation of
Hologic’s non-GAAP net income and EPS, its adjusted EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending. As with the items eliminated in its calculation of non-GAAP net income, these items may vary for different companies for reasons unrelated to the overall operating performance of Hologic’s business. When analyzing Hologic’s operating performance, investors should not consider these non-GAAP financial measures as a substitute for net income prepared in accordance with GAAP.
Use of Non-GAAP Financial Measures

Consolidated Balance Sheet Data
(unaudited)
$s in millions
$s in millions
September 28, 2013
September 28, 2013
September 29, 2012
September 29, 2012
Cash $829.4 $566.1
Working Capital $535.7 $901.7
Total Assets $9,000.8 $10,477.1
Long-Term Liabilities $5,970.9 $6,854.7
Total Liabilities $7,059.3 $7,516.1
Stockholders’ Equity $1,941.5 $2,961.0

38%
Breast Health
3% Skeletal
12%
GYN Surgical
47%
Diagnostic

62%
Disposables
16%
Service
22%
Capital Equipment

HOLOGIC

U.S. Revenues ~ 77% U.S. Revenues ~ 77%
International Revenues ~ 23% International Revenues ~ 23%
Four Business Segments
Disposables/Service ~ 78% Disposables/Service ~ 78%
Capital Equipment ~ 22% Capital Equipment ~ 22%

Breakdown of Q4 FY 2013 Revenues of $622.1M (unaudited)
Breakdown of Q4 FY 2013 Revenues of $622.1M (unaudited)

Q4 FY 2013 Segment Highlights
Diagnostics (unaudited)
Diagnostics revenues represent 47% of total revenues and 54% of total product revenues in Q4’13
–
On a constant currency basis, Diagnostics revenues would have increased to
$289.5M¹,
or 14.2%, compared to Q4’12
GAAP costs and expenses include:
•
Stock-based compensation of $5.3M, $8.1M and $5.4M in Q4’13, Q4’12 and Q3’13, respectively
Non-GAAP* revenues, costs and expenses primarily exclude:
•
Impairment of goodwill of $1,117.4M in Q4’13
•
Amortization of intangible assets of $78.3M, $60.7M and $74.4M in Q4’13, Q4’12 and Q3’13, respectively
–
In Q4’13, $58.4M was in COGS and $19.9M in OpEx
–
In Q4’12, $43.7M was in COGS and $17.0M in OpEx
–
In Q3’13, $53.4M was in COGS and $21.0M in OpEx
•
Acquisition and integration-related costs of $10.5M, $38.5M and $5.5M in Q4’13, Q4’12 and Q3’13, respectively
–
In Q4’13, $7.6M was in COGS and $2.9M in OpEx
–
In Q4’12, $0.6M was in COGS and $37.9M in OpEx
–
In Q3’13, $1.0M was in COGS and $4.5M in OpEx
•
Restructuring and divestiture charges of $4.1M, $14.8M and $3.1M in Q4’13, Q4’12 and Q3’13, respectively
•
Fair value adjustment to depreciation expense of $3.1M, $2.5M and $3.1M in Q4’13, Q4’12 and Q3’13, respectively
–
$1.7M was in COGS and $1.4M in OpEx in Q4’13
–
$1.2M was in COGS and $1.3M in OpEx in Q4’12
–
$1.8M was in COGS and $1.3M in OpEx in Q3’13
•
Contingent consideration of $(0.5M), $32.9M, and $21.6M in Q4’13, Q4’12 and Q3’13, respectively
•
Fair value write-up of acquired inventory sold of $19.9M in Q4’12 (COGS)
•
Purchase accounting and other adjustments, net, reducing revenues by $11.6M in Q4’12
Thin Prep, fFN and Molecular Diagnostics
GAAP GAAP
$s in millions
Q4’13 Q4’12 Change Q3’13 Change
Revenues $290.0 $253.5
14.4%
$297.4
(2.5)%
Gross Margins 40.0% 40.1%
(20) bps
47.8%
(790) bps
Operating Loss
$(1,115.4) $(86.0)
nmf
$(1.1)
nmf

* See the definition of these non-GAAP financial measures on page 13 of this presentation.
1
The constant currency revenue amount for Q4’13 is a non-GAAP number that reflects what revenues in that quarter would have been had the Company applied the foreign currency exchange
rates it used for determining its revenues in Q4’12.
Note: nmf denotes “not meaningful”

Q4 FY 2013 Segment Highlights
Breast Health (unaudited)
Breast Health revenues represent 38% of total revenues and 28% of total product revenues in Q4’13
–
On a constant currency basis, Breast Health revenues would have increased to
$233.9M¹
, or 1.6%, compared to Q4’12
GAAP costs and expenses include:
•
Stock-based compensation of $3.9M, $4.6M and $4.3M in Q4’13, Q4’12 and Q3’13, respectively
Non-GAAP* costs and expenses primarily exclude:
•
Amortization of intangible assets of $5.9M, $6.6M and $6.0M in Q4’13, Q4’12 and Q3’13, respectively
–
In Q4’13, $4.1M was in COGS and $1.8M in OpEx
–
In Q4‘12, $4.6M was in COGS and $2.0M in OpEx
–
In Q3’13, $4.1M was in COGS and $1.9M in OpEx
•
Litigation benefit of $5.7M in Q4’13
•
Restructuring and divestiture charges of $1.9M, $1.9M and $2.8M in Q4’13, Q4’12 and Q3’13, respectively
•
Acquisition and integration-related costs of $0.5M and $0.4M in Q4’13 and Q3’13, respectively
–
In Q4’13, $0.4M was in COGS and $0.1M in OpEx
–
In Q3’13, $0.3M was in COGS and $0.1M in OpEx
•
Impairment of goodwill of $5.8M in Q4’12
•
Contingent consideration of $3.4M in Q4’12
•
Impairment of intangible asset of $1.7M in Q3’13 (COGS)
Mammography, Breast Biopsy, MRI Coils, and
MammoSite
GAAP GAAP
$s in millions
Q4’13 Q4’12 Change Q3’13 Change
Revenues $234.2 $230.3
1.7%
$230.0
1.8%
Gross Margins 52.4% 49.9%
250 bps
49.7%
270 bps
Operating Income
$70.0 $40.9
71.2%
$53.2
31.6%

* See the definition of these non-GAAP financial measures on page 13 of this presentation.
1
The constant currency revenue amount for Q4’13 is a non-GAAP number that reflects what revenues in that quarter would
have been had the Company applied the foreign currency
exchange rates it used for determining its revenues in Q4’12.

Q4 FY 2013 Segment Highlights
GYN Surgical (unaudited)
GYN Surgical revenues represent 12% of total revenues and 15% of total product revenues in Q4’13
–
On a constant currency basis, GYN Surgical revenues would have decreased to $76.9M¹, or (3.5)%, compared to Q4’12
GAAP and non-GAAP costs and expenses include:
•
Stock-based compensation of $0.8M, $1.1M and $0.8M in Q4’13, Q4’12 and Q3’13, respectively
Non-GAAP* costs and expenses primarily exclude:
•
Amortization of intangible assets of $23.5M, $23.6M and $24.3M in Q4’13, Q4’12 and Q3’13, respectively
–
In Q4’13, $18.5M was in COGS and $5.0M in OpEx
–
In Q4‘12, $17.8M was in COGS and $5.8M in OpEx
–
In Q3’13, $18.5M was in COGS and $5.8M in OpEx
•
Restructuring and divestiture charges of $0.4M and $0.4M in Q4’13 and Q3’13, respectively
•
Contingent consideration of $4.1M, and $0.5M in Q4’12 and Q3’13, respectively
•
In-process research and development of $4.5M in Q4’12
NovaSure and MyoSure
GAAP GAAP
$s in millions
Q4’13 Q4’12 Change Q3’13 Change
Revenues $76.7 $79.7
(3.8)%
$75.8
1.1%
Gross Margins
55.5% 58.6%
(310) bps
56.8%
(130) bps
Operating Income (Loss) $10.5 $(1.2)
nmf
$6.3
67.8%

* See the definition of these non-GAAP financial measures on page 13 of this presentation.
1
The constant currency revenue amount for Q4’13is a non-GAAP
number that reflects what revenues in that quarter would have been had the Company applied the foreign currency exchange
rates it used for determining its revenues in Q4’12.
Note: nmf denotes “not meaningful”

Q4 FY 2013 Segment Highlights
Skeletal (unaudited)
Skeletal revenues represent 3% of total revenues and 3% of total product revenues  in Q4’13
–
On a constant currency basis, Skeletal revenues would have decreased to $21.1M¹, or (15.9)%, compared to Q4’12
GAAP costs and expenses include:
•
Stock-based compensation of $0.4M, $0.5M and $0.4M in Q4’13, Q4’12 and Q3’13, respectively
Non-GAAP* costs and expenses primarily exclude
•
Restructuring and divestiture charges of $3.4M and $0.4M in Q4’13 and Q3’13, respectively
Osteoporosis Assessment and Mini C-Arm
GAAP GAAP
$s in millions
Q4’13 Q4’12 Change Q3’13 Change
Revenues $21.2 $25.1
(15.3)%
$22.9
(7.1)%
Gross Margins 44.2% 43.9%
30 bps
45.0%
(80) bps
Operating (Loss) Income $(1.4) $2.6
nmf
$2.8
nmf

* See the definition of these non-GAAP financial measures
on page 13 of this presentation.
1 The constant currency revenue amount for Q4’13 is a non-
GAAP number that reflects what revenues in that quarter
would have been had the Company applied the foreign
currency exchange rates it used for determining its
revenues in Q4’12.
Note: nmf denotes “not meaningful”

The Company’s guidance includes current operations, including revenues from its approved/cleared products and its recently acquired businesses. This guidance does not include any stock repurchases, acquisitions, divestitures or additional voluntary debt payments that may occur during fiscal 2014.
Hologic may not generate expected revenues and may incur expenses or charges, realize income or gains, or execute transactions in fiscal 2014 that could cause actual results to vary from the guidance above. In addition, the Company is continuing to monitor the effects of the U.S., European and general worldwide economic and regulatory conditions and related uncertainties, including the implementation of healthcare cost containment measures and healthcare reform legislation, as well as foreign currency fluctuations, which, along with other uncertainties facing the
Company’s business including those referenced elsewhere herein and its filings with the Securities and Exchange
Commission, could adversely affect anticipated results.
Future Non-GAAP Adjustments:
Future GAAP EPS may be affected by changes in ongoing assumptions and judgments relating to the Company’s acquired businesses, and may also be affected by nonrecurring, unusual or unanticipated charges, expenses or gains, all of which are excluded in the calculation of non-GAAP EPS as described in this presentation. It is therefore not practicable to reconcile non-GAAP EPS guidance to the most comparable GAAP measure.
FINANCIAL GUIDANCE

Non-GAAP Guidance for Q1 FY 2014
$s in millions $s in millions
(except EPS) (except EPS)
Q1 2013 Q1 2013
Actual Actual
Q1 2014 Q1 2014
Guidance* Guidance*
Commentary Commentary
(compared to Q1 2013) (compared to Q1 2013)
Revenues* $644.6 $600 - $610
We expect a decline in reported revenues of 5% to 7% and a pro forma decline of 3% to 5% (pro forma excludes Lifecodes revenues of $12.6 million).
Gross margins* 62.5% 61.5% - 62.0%
We expect non-GAAP gross margins to be lower as a result of lower revenues and a shift in product mix, including lower sales of consumable products and higher sales of mammography systems.
Operating expenses* $198.3 $195 - $200
We expect non-GAAP operating expenses to decrease primarily as a result of recent cost-cutting measuresand completion of Gen-Probe integration, offset by an estimated $5 - $6 million for the medical device excise tax.
Interest expense* $56.4 ~ $50
Includes cash and non-cash interest on our Senior Notes, Term Loans and convertible debt.
EPS* $0.38 $0.30 - $0.31
We expect non-GAAP EPS to be lower primarily as a result of lower revenues. This includes incremental reductions in EPS of $0.01 from the impact of the medical device excise tax and $0.01 from an increase in the expected annual effective tax rate.
Quarter ending December 28, 2013
Quarter ending December 28, 2013

NOTE: Guidance assumes constant foreign currency rates with Q4’13.
NOTE: For Q1’14, we estimate diluted shares outstanding of approximately 275 million and a 34% annual effective tax rate.
* See the definition of non-GAAP financial measures on page 13 and the discussion of future non-GAAP adjustments on page 20 of this presentation.

Non-GAAP Guidance for FY 2014
$s in millions $s in millions
(except EPS) (except EPS)
Fiscal 2013 Fiscal 2013
Actual Actual
Fiscal 2014 Fiscal 2014
Guidance Guidance
Commentary Commentary
(compared to Fiscal 2013) (compared to Fiscal 2013)
Revenues* $2,512.0 $2,425 - $2,475
We expect a decline in reported revenues of 1% to 3%. On a pro forma basis, adjusting for Lifecodes revenues of $23 million, total revenues are expected to be flat to down 2%.
Gross margins* 62.2% 61.5% - 62.0%
We expect non-GAAP gross margins to be lower as a result of lower revenues and a shift in product mix, including  lower sales of consumable products and higher sales of mammography systems.
Operating
expenses*
$753.1 $750 - $770
We expect non-GAAP operating expenses to increase modestly as a result of recent cost-cutting measures and completion of Gen-Probe integration, offset by an increase in variable compensation. In addition, FY 2014 includes an estimated $21 - $22 million for the medical device excise tax.
Interest expense* $220.9 ~ $190
Includes cash and non-cash interest on our Senior Notes, Term Loans and convertible debt.
EPS* $1.50 $1.32 - $1.38
We expect non-GAAP EPS to be lower primarily as a result of lower revenues. This includes incremental reductions of $0.04 from an increase in the expected annual effective tax rate and
$0.02 from the impact of the medical device excise tax.
Year ending September 27, 2014
Year ending September 27, 2014

NOTE: Guidance assumes constant foreign currency rates with Q4’13.
NOTE: For Fiscal 2014, we estimate diluted shares outstanding of approximately 278 million and a 34% annual effective tax rate.
* See the definition of non-GAAP financial measures on page 13 and the discussion of future non-GAAP adjustments on page 20 of this presentation.

Q4 FY 2013 and Subsequent Events Summary
•
Q4 FY 2013 Highlights:
–
Revenues in line with and EPS exceeding guidance
–
Appointment of Jack Cumming as President and Chief Executive Officer (July 18)
–
Term B refinancing, reducing interest rate by 75 basis points and increasing flexibility to return capital to shareholders; also voluntarily prepaid $200 million of the Term B
(August 2)
–
Announced FDA approval of Aptima HPV on Panther (July 23)
•
Subsequent Events:
–
AuntMinnie.com named digital breast tomosynthesis the “Hottest Clinical Procedure”
for the fourth consecutive year (October 30)
–
Voluntarily prepaid additional $100 million on Term Loan B (October 31)
–
Announced FDA approval of Aptima HPV 16 18/45 genotype assay for use on Panther
System (November 7)
–
Announced Board of Directors authorized a $250 million, three-year stock repurchase program (November 11)